UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
Bay View Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 312-7300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On April 27, 2006, the Company issued a press release announcing that the Company’s stockholders and the stockholders of Great Lakes Bancorp, Inc. had approved their agreement to merge at their respective special meetings of stockholders. The merger will be effective at 12:01 a.m. on Monday, May 1, 2006 and trading will commence on that date on the New York Stock Exchange under the symbol “GLK.” A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference in this Item 7.01.
Item 9.01     Exhibits
          The following exhibit is filed herewith:
     Exhibit 99.1               Press Release dated April 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
	By:	/s/ Charles G. Cooper
Charles G. Cooper, President and
Date: April 27, 2006		Chief Executive Officer